                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2
          Q&A WITH YOUR PORTFOLIO MANAGERS       4
                         GLOSSARY OF TERMS       7

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS       8
                      FINANCIAL STATEMENTS      11
             NOTES TO FINANCIAL STATEMENTS      15

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      18
     FUND OFFICERS AND IMPORTANT ADDRESSES      19

This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. You can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE
CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN TAX FREE MONEY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY MICHAEL BIRD, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE AUGUST 1999 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM WITHIN THAT ENVIRONMENT?

A   The second half of 2000 brought
signs that the growth rate of the economy was moderating. Seeing this, investors reasoned that the Federal Reserve Board would have no need to continue raising interest rates, as inflation fears had eased. Subsequently, short-term interest rates started to level off and then drift lower. Money market yields overall were down from mid-year through December, though they remained higher than they were at the start of 2000.

    By December, it was clear that the economy was slowing rapidly--perhaps too rapidly--as the gross domestic product (GDP) growth rate began to decline. Fears of an economic slowdown contributed to the Fed's decision to announce their bias toward interest-rate easing for the foreseeable future in an attempt to prevent the economy from slowing too quickly. The fixed-income markets reacted favorably to this news and rebounded modestly in December.

    The supply of fixed-rate notes in the municipal market has dwindled in recent years, during a period of relatively higher interest rates that made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity allowed many municipalities to generate budget surpluses, enabling them to cover spending that would normally require municipal bond financing. Over the reporting period, these securities continued to be in short supply, as short-term bond issuance generally came to market in smaller individual issues.

    For the six months ended December 31, 2000, the fund posted a total return of 1.77 percent and generated a seven-day average yield of 3.93 percent, down from 3.98 percent as of June 30, 2000. Because income from the fund is exempt from federal income tax, it is important to compare its effective seven-day average yield to an equivalent taxable rate. Shareholders in the 36 percent federal income-tax bracket would need a taxable equivalent rate of 6.14 percent to equal the tax-free yield earned by the fund. The yield reflects the current earnings of the fund more closely than the total return calculation. As a result of recent market activity, current performance may vary from the figures shown. Past performance is no guarantee of future results.

Q   HOW DID YOU REACT TO THESE
    CONDITIONS IN MANAGING THE FUND?

A   As the reporting period
progressed, we attempted to extend the portfolio's average maturity, as we sought to lock in higher yields as short-term rates drifted downward.

    We continued to limit the fund's holdings strictly to the money market securities of municipal issuers that are in the highest rating categories for credit quality (that is, those rated SP-1/ MIG1 or higher by a nationally recognized rating agency). In general, these high-quality securities provided better liquidity at competitive yields compared to lesser-quality securities with lower ratings over the course of the reporting period.

    To compensate for the low supply of fixed-rate notes in the short-term municipal bond market, we were highly selective and participated in a number of smaller issues that we thought represented solid relative values. These smaller issues are typically ignored by the large institutional investors in the municipal market, so they tend to offer higher yields in an effort to attract more buyers.

    For example, we purchased a small block of general obligation bonds issued by Charleston County, South Carolina. At a tax-exempt yield of 4.40 percent at the time of purchase, this security provided an attractive yield and an issuer with a high credit-quality rating of AA.

    As of December 31, 2000, roughly 30 percent of the fund's net assets were invested in fixed-rate municipal notes and short-term municipal bonds, with the remaining 70 percent invested in variable-rate demand obligations, which tend to be more plentiful and highly liquid, allowing us to quickly take advantage of investment opportunities as they arise in the marketplace.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET OVER THE COMING MONTHS?

A   We would expect the Federal
Reserve Board to ease short-term rates in the near term, at least until the economy shows some signs of a rebound. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.)

    We anticipate that the supply of fixed-rate notes will remain limited, while variable-rate obligations will be more plentiful. As always, we will rely on the diligent analysis of our research staff to help us identify attractive investment opportunities.

    Looking ahead, we expect to position the fund defensively, maintaining our focus on high-quality securities and keeping the portfolio's average maturity neutral or slightly longer relative to its benchmark. This should enable the fund to lock in more favorable yields for a longer period if the Fed pushes short-term interest rates significantly lower in the early stages of 2001. Of course, all of our investment decisions will be made with the fund's objectives of principal stability and current income as our ultimate goal.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although money markets seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FIXED-RATE SECURITIES: Securities that pay an unchanging rate of interest over the life of the security.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

VARIABLE-RATE DEMAND OBLIGATIONS: Debt obligations that are payable on demand and on which the rate of interest periodically changes in accordance with industry benchmarks.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                 DISCOUNT
PAR                                                              YIELD ON
AMOUNT                                                MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                   DATE     PURCHASE      COST
          MUNICIPAL BONDS  99.2%
          DATES  20.6%
$  500    Brazos River Auth TX Utils Elec Co Proj
          Ser 1996 B (AMBAC Insd)...................  01/02/01    5.300%    $   500,000
   300    Delaware Cnty, PA Indl Dev Auth Arpt Fac
          Rev (Gtd: United Parcel Service)..........  01/02/01    4.850         300,000
   150    Farmington, NM Pollut Ctrl Rev AZ Pub Ser
          Co Ser B Rfdg (LOC: Barclays Bank Plc)....  01/02/01    4.900         150,000
 3,700    Iowa Fin Auth Rev Burlington Med Cent (FSA
          Insd).....................................  01/02/01    5.050       3,700,000
   300    Jackson Cnty, MS Port Fac Rev Chevron Inc
          Proj Rfdg.................................  01/02/01    5.000         300,000
   700    New York City (LOC: Chase Manhattan
          Bank).....................................  01/02/01    5.100         700,000
   700    New York City Ser B (FGIC Insd)...........  01/02/01    5.500         700,000
                                                                            -----------

          TOTAL DATES....................................................     6,350,000
                                                                            -----------

          7 DAY FLOATERS  51.9%
 1,500    Floyd Cnty, GA Dev Auth Rev Berry College
          Inc Proj (LOC: SunTrust Bank).............  01/03/01    5.000       1,500,000
 1,000    Franklin Cnty, TN Hlth & Edl Facs Brd Rev
          Univ of the South (LOC: SunTrust Bank)....  01/03/01    5.000       1,000,000
 1,000    Gibson Cnty, IN Pollutn Ctl Rev Toyota Mtr
          Mfg Proj Ser A............................  01/03/01    4.950       1,000,000
 1,210    Illinois Dev Fin Auth Rev Amer Osteopathic
          Assoc (LOC: Harris Trust & Savings
          Bank).....................................  01/04/01    5.050       1,210,000
 1,000    Illinois Dev Fin Auth Rev Roosevelt Univ
          Ser 1995 (LOC: American Natl Bank & Trust
          of Chicago)...............................  01/03/01    4.850       1,000,000
 1,000    Louisiana Loc Govt Envir Facs Cmnty Dev
          Auth Rev Shreveport Indp (MBIA Insd)......  01/04/01    5.000       1,000,000
 1,000    Maricopa Cnty, AZ Indl Dev Las Gardenias
          Apts A Rfdg (FNMA Collateralized).........  01/04/01    5.100       1,000,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

                                                                 DISCOUNT
PAR                                                              YIELD ON
AMOUNT                                                MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                   DATE     PURCHASE      COST
          7 DAY FLOATERS (CONTINUED)
$1,600    North Miami, FL Edl Facs Rev Miami Cnty
          Day Sch Proj (LOC: Bank of America).......  01/04/01    5.050%    $ 1,600,000
 1,175    Quad Cities Regl Econ Dev Auth IL Indl Dev
          Rev Var Seaberg Inds Inc Proj (LOC:
          Norwest Bank).............................  01/04/01    5.000       1,175,000
 1,500    Seattle, WA Wtr Sys Rev (LOC: Bayeriche
          Landesbank Girozent)......................  01/03/01    4.900       1,500,000
 1,000    Virginia Small Business Fin Auth Rev Indl
          Dev Coral Graphic (LOC: Chase Manhattan
          Bank).....................................  01/04/01    5.100       1,000,000
 1,500    Washington St Hsg Fin Comm Multi-Family
          Mtg Rev Rfdg (LOC: Harris Trust & Savings
          Bank).....................................  01/02/01    4.800       1,500,000
   500    Wisconsin St Hlth Facs Auth Rev Franciscan
          Hlthcare Ser A-1 (LOC: Toronto Dominion
          Bank).....................................  01/03/01    4.900         500,000
 1,000    Wisconsin St Hlth Facs Auth Rev Franciscan
          Hlthcare Ser A-2 (LOC: Toronto Dominion
          Bank).....................................  01/03/01    4.900       1,000,000
                                                                            -----------

          TOTAL 7 DAY FLOATERS  51.9%....................................    15,985,000
                                                                            -----------

          BONDS/NOTES  26.7%
   300    Charleston Cnty, SC.......................  06/01/01    4.200         299,753
   225    Dade Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd)..............................  05/01/01    4.600         225,031
 1,500    Dallas, TX Area Rapid Trans Ser B (LOC:
          Bayeriche Landesbank Girozent)............  01/16/01    4.350       1,500,000
   210    Fargo, ND Impt Ser B Rfdg.................  05/01/01    4.375         209,791
   260    Florida St Brd of Ed Cap Outlay Pub Ed Ser
          E.........................................  06/01/01    4.600         260,201
 1,000    Greater TX Student Ln Corp Ser 1996 A Rfdg
          (Gtd: Student Ln Marketing Assn)..........  03/01/01    4.280       1,000,000
   700    Illinois Muni Elec Pwr Supply Sys Rev Ser
          A (AMBAC Insd)............................  02/01/01    6.125         714,996
 1,575    Iowa Student Ln Liquidity Corp Student Ln
          Rev Ser A.................................  03/01/01    6.350       1,579,341
   475    Missouri St Hlth & Edl Facs Auth Edl Fac
          Washington Univ Ser D.....................  06/15/01    4.450         475,000
 1,400    Texas St Tax & Rev Antic..................  08/31/01    5.250       1,408,716

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

                                                                 DISCOUNT
PAR                                                              YIELD ON
AMOUNT                                                MATURITY   DATE OF     AMORTIZED
(000)     DESCRIPTION                                   DATE     PURCHASE      COST
          BONDS/NOTES (CONTINUED)
$  300    Urbandale, IA.............................  06/01/01    4.000%    $   299,082
   240    Waukesha Cnty, WI Area Tech Ser C.........  04/01/01    4.600         240,054
                                                                            -----------

          TOTAL BONDS/NOTES  26.7%.......................................     8,211,965
                                                                            -----------

TOTAL INVESTMENTS--99.2%(A)..............................................    30,546,965

OTHER ASSETS IN EXCESS OF LIABILITIES 0.8%...............................       244,003
                                                                            -----------

NET ASSETS--100.0%.......................................................   $30,790,968
                                                                            ===========

(a) At December 31, 2000, cost is identical for both book and federal income tax purposes.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)

ASSETS:
Investments, at Amortized Cost which Approximates Market....  $30,546,965
Cash........................................................       43,220
Receivables:
  Interest..................................................      199,777
  Fund Shares Sold..........................................      161,872
Other.......................................................      116,734
                                                              -----------
    Total Assets............................................   31,068,568
                                                              -----------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       60,402
  Distributor and Affiliates................................       32,262
  Income Distributions......................................       19,305
Trustees' Deferred Compensation and Retirement Plans........      144,402
Accrued Expenses............................................       21,229
                                                              -----------
    Total Liabilities.......................................      277,600
                                                              -----------
NET ASSETS..................................................  $30,790,968
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an
  unlimited number of shares authorized)....................  $30,804,727
Accumulated Net Realized Loss...............................      (13,759)
                                                              -----------
NET ASSETS (Equivalent to $1.00 per share for 30,808,879
  shares outstanding).......................................  $30,790,968
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $677,451
                                                              --------
EXPENSES:
Investment Advisory Fee.....................................    77,856
Distribution (12b-1) and Service Fees.......................    38,928
Shareholder Services........................................    32,870
Shareholder Reports.........................................    15,447
Audit.......................................................    11,552
Trustees' Fees and Related Expenses.........................    10,439
Custody.....................................................     7,016
Legal.......................................................     5,330
Other.......................................................    18,414
                                                              --------
    Total Expenses..........................................   217,852
    Investment Advisory Fee Reduction.......................    77,856
    Less Credits Earned on Cash Balances....................     3,924
                                                              --------
    Net Expenses............................................   136,072
                                                              --------
NET INVESTMENT INCOME.......................................  $541,379
                                                              ========
NET REALIZED GAIN...........................................  $    -0-
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $541,379
                                                              ========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended December 31, 2000 and the Year Ended June 30, 2000 (Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    DECEMBER 31, 2000    JUNE 30, 2000
                                                    ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $    541,379       $   1,001,721
Distributions from Net Investment Income...........       (541,379)         (1,001,690)
                                                      ------------       -------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES............................            -0-                  31
                                                      ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................     22,882,617         116,122,679
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        541,379           1,001,690
Cost of Shares Repurchased.........................    (28,893,793)       (114,396,469)
                                                      ------------       -------------
NET CHANGE IN NET ASSETS FROM
  CAPITAL TRANSACTIONS.............................     (5,469,797)          2,727,900
                                                      ------------       -------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............     (5,469,797)          2,727,931
NET ASSETS:
Beginning of the Period............................     36,260,765          33,532,834
                                                      ------------       -------------
End of the Period..................................   $ 30,790,968       $  36,260,765
                                                      ============       =============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              YEAR ENDED JUNE 30,
                                   SIX MONTHS ENDED     --------------------------------
                                   DECEMBER 31, 2000    2000     1999     1998     1997
                                   -----------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................          $1.00          $1.00    $1.00    $1.00    $1.00
                                         -----          -----    -----    -----    -----
  Net Investment Income........            .02            .03      .03      .03      .03
  Less Distributions from and
    in Excess of Net Investment
    Income.....................            .02            .03      .03      .03      .03
                                         -----          -----    -----    -----    -----
NET ASSET VALUE, END OF
  PERIOD.......................          $1.00          $1.00    $1.00    $1.00    $1.00
                                         =====          =====    =====    =====    =====

Total Return* (a)..............        1.77%**          2.88%    2.55%    2.93%    2.82%
Net Assets at End of Period (In
  millions)....................          $30.8          $36.3    $33.5    $32.0    $33.1
Ratio of Expenses to Average
  Net Assets* (b)..............           .90%           .88%     .84%     .83%     .85%
Ratio of Net Investment Income
  to Average Net Assets*.......          3.48%          2.84%    2.53%    2.89%    2.78%
* If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets (b)...............          1.40%          1.38%    1.34%    1.40%    1.45%
Ratio of Net Investment Income
  to Average Net Assets........          2.98%          2.34%    2.03%    2.32%    2.17%

 ** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and includes Rule 12b-1 fees of up to .25%.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .03% for the six months ended December 31, 2000.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Tax Free Money Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase. The Fund commenced investment operations on November 5, 1986.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market. Under this valuation method, a portfolio instrument is valued at cost and any discount is accreted and any premium is amortized on a straight-line basis to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Interest income is recorded on an accrual basis.

C. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

D. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends from net investment income daily and automatically reinvests such dividends daily. Net realized gains, if any, are distributed annually. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end.

    Due to inherent differences in the recognition of certain expenses under accounting principles generally accepted in the United States of America and for federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

result in book basis distribution in excess of net investment income for certain periods.

E. EXPENSE REDUCTIONS During the six months ended December 31, 2000, the Fund's custody fee was reduced by $3,924 as a result of credit earned on overnight cash balances.

2. INVESTMENT ADVISORY FEES AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................  .500 of 1%
Next $500 million...........................................  .475 of 1%
Next $500 million...........................................  .425 of 1%
Over $1.5 billion...........................................  .375 of 1%

    For the six months ended December 31, 2000, the Adviser voluntarily waived $77,856 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended December 31, 2000, the Fund recognized expenses of approximately $300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2000, the Fund recognized expenses of approximately $10,700 representing Van Kampen's cost of providing accounting and legal services to the Fund, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2000, the Fund recognized expenses of approximately $22,100. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $108,126 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2000 and June 30, 2000, capital aggregated $30,804,727 and $36,274,524, respectively. Transactions in shares were as follows:

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2000    JUNE 30, 2000
Beginning Shares...................................      36,278,684         33,550,784
                                                        -----------       ------------
Shares Sold........................................      22,882,617        116,122,679
Shares Issued Through Dividend Reinvestment........         541,371          1,001,690
Shares Repurchased.................................     (28,893,793)      (114,396,469)
                                                        -----------       ------------
Net Change in Shares Outstanding...................      (5,469,805)         2,727,900
                                                        -----------       ------------
Ending Shares......................................      30,808,879         36,278,684
                                                        ===========       ============

4. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. Annual fees under the Plans of up to .25% of the Fund's average net assets are accrued daily. Included in these fees for the six months ended December 31, 2000, are payments retained by Van Kampen of approximately $12,200.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TAX FREE MONEY FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the 1940 Act, as amended.

(C)  Van Kampen Funds Inc. 2001 All rights reserved.